Exhibit 99
----------

For Immediate Release
Date:     January 22, 2004
Contact: Mark D. Bradford, President and Chief Executive Officer, Danise C. Alano, Vice President, Marketing Director
          Phone: 800.319.2664
          Fax:  812.331.3445
          WWW:  http://www.monroebank.com


                 Monroe Bancorp Reports Fourth Quarter Earnings,
                        Up 16.4% Over Same Period of 2002


BLOOMINGTON, Ind., January 22 - Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income for the quarter ended December 31, 2003 of $1,605,000 or $0.26 per basic and diluted common share, compared to $1,379,000 and $0.23 per basic and diluted common share for the same period in 2002, an increase of 16.4 percent.

Earnings for the year ending December 31, 2003 totaled $5,054,000 or $0.83 per basic and diluted common share compared to $6,098,000 or $1.00 per basic and diluted common share for 2002. The 17.1 percent decline in net income is largely the result of a $2,300,000 special provision to the loan loss reserve that was made during the second quarter of 2003. As previously disclosed, the provision was directly related to the Bank's analysis of collateral values and other factors involving loans to a real estate developer who filed bankruptcy, and to parties affiliated with the developer. Excluding the after-tax effect of the special provision ($1,389,000), the Company's net income for the year ending December 31, 2003 would have been $6,443,000 or $1.05 per diluted common share.

"While we are certainly disappointed by the need for the special provision and its effect on the Company's 2003 results, we are pleased by the progress made in the fourth quarter that we expect will reduce the impact of the underlying credits on future earnings," said Mark D. Bradford, President and Chief Executive Officer. "We view the further reduction in non-performing assets to be our highest priority."

Non-performing assets declined from $9,467,000 on September 30, 2003 to $6,723,000 at year-end. The $2,744,000 reduction (29.0 percent) in non-performing assets was partially the result of the Bank recognizing net charge-offs of $1,632,000 during the fourth quarter.

"The resolution of non-performing assets was indeed a major focus during the year; however, it did not detract from the amount of energy put into growing the Bank's core business lines," said Mr. Bradford. "In particular, our mortgage and trust areas continued to grow at a record pace."

Revenue from the sale of fixed rate residential mortgages totaled $1,654,000 for 2003, a 59.7 percent increase over the Company's 2002 results. Trust fees increased by $196,000 or 21.4 percent in 2003. Trust assets totaled $190,999,000 at December 31, 2003 compared to $158,439,000 at year-end 2002, a 20.6 percent increase.

The Company listed the following among its other 2003 successes:

     o Total deposits grew from $398,567,000 at December 31, 2002, to $436,683,000 at December 31, 2003, an increase of 9.6 percent.

     o Total loans, net of loans held for sale, grew by $38,394,000 (10.0 percent) during 2003.

     o The Bank successfully recruited an experienced and talented executive to head up efforts to expand into counties adjacent to Indianapolis. Twenty-year banking veteran John Christy joined the Bank as President of the Central Indiana Region in July 2003.

     o The Bank increased its share of deposits within its core market of Monroe County, Indiana, to 27.6 percent as of June 30, 2003, holding the largest market share for the fourth consecutive year. The second highest bank held 18.5 percent of the deposit share, according to data published annually by the Federal Deposit Insurance Corporation
          (FDIC).

"Our business successes are the result of unwavering focus on business development, service quality, responsiveness and community involvement," said Mr. Bradford. "Our commitment to these fundamentals, and to the continued reduction of non-performing assets, will be key to our future success."

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 22,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------
This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                               ----------------------------------------------------------   -----------------------
                                                                     Quarters Ended                               Years Ended
                                               ----------------------------------------------------------   -----------------------
                                                Dec 2003   Sept 2003    June 2003   Mar 2003    Dec 2002      Dec 2003    Dec 2002
                                               ----------------------------------------------------------   -----------------------
        BALANCE SHEET *
---------------------------------------------------------------------------------------------------------   -----------------------
Cash and Due from Banks                        $   29,708  $   16,967  $   18,565  $   16,057  $   20,526    $   29,708  $   20,526
---------------------------------------------------------------------------------------------------------   -----------------------
Federal Funds Sold                                     --      11,250      18,200      12,700          --            --          --
---------------------------------------------------------------------------------------------------------   -----------------------
Securities                                        109,498     102,231     106,573     104,926     103,779       109,498     103,779
---------------------------------------------------------------------------------------------------------   -----------------------
Total Loans                                       424,511     410,151     414,190     401,881     391,315       424,511     391,315
---------------------------------------------------------------------------------------------------------   -----------------------
     Loans Held for Sale                            2,219       4,392       8,131       5,197       7,417         2,219       7,417
---------------------------------------------------------------------------------------------------------   -----------------------
     Commercial & Industrial                       83,017      78,423      79,405      78,569      78,062        83,017      78,061
---------------------------------------------------------------------------------------------------------   -----------------------
     Real Estate:
---------------------------------------------------------------------------------------------------------   -----------------------
          Commercial & Residential                257,327     250,712     255,123     249,253     238,013       257,327     238,013
---------------------------------------------------------------------------------------------------------   -----------------------
          Construction & Vacant Land               40,560      35,306      30,697      28,173      27,470        40,559      27,470
---------------------------------------------------------------------------------------------------------   -----------------------
          Home Equity                              21,044      20,290      20,032      18,964      17,927        21,044      17,927
---------------------------------------------------------------------------------------------------------   -----------------------
     Installment Loans                             20,344      21,028      20,802      21,725      22,426        20,344      22,426
---------------------------------------------------------------------------------------------------------   -----------------------
Reserve for Loan Losses                             5,019       6,246       5,878       4,680       4,574         5,019       4,574
---------------------------------------------------------------------------------------------------------   -----------------------
Bank Premises and Equipment                        11,683      11,586      11,661      11,732      11,793        11,683      11,793
---------------------------------------------------------------------------------------------------------   -----------------------
Federal Home Loan Bank Stock                        2,331       2,302       2,274       2,124       1,882         2,331       1,882
---------------------------------------------------------------------------------------------------------   -----------------------
Interest Receivable and Other Assets               16,551      16,633       8,341       8,680       8,596        16,551       8,596
---------------------------------------------------------------------------------------------------------   -----------------------
           Total Assets                        $  589,263  $  564,874  $  573,926  $  553,420  $  533,317    $  589,263  $  533,317
---------------------------------------------------------------------------------------------------------   -----------------------

---------------------------------------------------------------------------------------------------------   -----------------------
Total Deposits                                 $  436,683  $  426,571  $  430,336  $  418,670  $  398,567    $  436,683  $  398,567
---------------------------------------------------------------------------------------------------------   -----------------------
     Non-Interest Checking                         73,579      68,742      60,465      62,531      60,476        73,579      60,476
---------------------------------------------------------------------------------------------------------   -----------------------
     Interest Checking & NOW                       97,618      88,421      96,004      78,883      81,160        97,618      81,160
---------------------------------------------------------------------------------------------------------   -----------------------
     Regular Savings                               26,859      25,822      26,830      26,457      22,459        26,859      22,459
---------------------------------------------------------------------------------------------------------   -----------------------
     Money Market Savings                          71,974      72,030      69,903      66,508      53,865        71,974      53,865
---------------------------------------------------------------------------------------------------------   -----------------------
     CDs Less than $100,000                        94,224      95,816      98,347     102,196      99,930        94,224      99,930
---------------------------------------------------------------------------------------------------------   -----------------------
     CDs Greater than $100,000                     62,904      65,541      68,279      71,089      69,910        62,904      69,910
---------------------------------------------------------------------------------------------------------   -----------------------
     Other Time                                     9,525      10,199      10,508      11,006      10,767         9,525      10,767
---------------------------------------------------------------------------------------------------------   -----------------------
Total Borrowings                                  101,872      88,225      94,212      83,858      85,240       101,872      85,240
---------------------------------------------------------------------------------------------------------   -----------------------
     Federal Funds Purchased                        8,900          --          --          --      10,050         8,900      10,050
---------------------------------------------------------------------------------------------------------   -----------------------
     Securities Sold Under Repurchase
           Agreements                              48,507      43,401      48,340      40,694      39,158        48,507      39,158
---------------------------------------------------------------------------------------------------------   -----------------------
     FHLB Advances                                 43,825      44,171      45,207      42,486      34,956        43,825      34,956
---------------------------------------------------------------------------------------------------------   -----------------------
     Loans Sold Under Repurchase Agreement            640         653         665         678       1,076           640       1,076
---------------------------------------------------------------------------------------------------------   -----------------------
Interest Payable and Other Liabilities              5,333       4,897       4,620       5,908       5,247         5,333       5,247
---------------------------------------------------------------------------------------------------------   -----------------------
          Total Liabilities                       543,888     519,693     529,168     508,436     489,054       543,888     489,054
---------------------------------------------------------------------------------------------------------   -----------------------
Shareholders Equity                                45,375      45,181      44,758      44,984      44,263        45,375      44,263
---------------------------------------------------------------------------------------------------------   -----------------------
          Total Liabilities and Shareholders'
---------------------------------------------------------------------------------------------------------   -----------------------
                  Equity                       $  589,263  $  564,874  $  573,926  $  553,420  $  533,317    $  589,263  $  533,317
---------------------------------------------------------------------------------------------------------   -----------------------

---------------------------------------------------------------------------------------------------------   -----------------------
Book Value Per Share                           $     7.49  $     7.41  $     7.33  $     7.37  $     7.25    $     7.49  $     7.25
---------------------------------------------------------------------------------------------------------   -----------------------
End of Period Shares Outstanding                6,054,526   6,097,101   6,106,467   6,105,151   6,103,869     6,054,526   6,103,869
---------------------------------------------------------------------------------------------------------   -----------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                        -----------------------------------------------------  -------------------
                                                                           Quarters Ended                          Years Ended
                                                        -----------------------------------------------------  -------------------
        INCOME STATEMENT                                 Dec 2003   Sept 2003 June 2003  Mar 2003   Dec 2002    Dec 2003  Dec 2002
-------------------------------------------------------------------------------------------------------------  -------------------
Net Interest Income                                      $  4,827   $  4,834  $  4,759   $  4,720   $  4,748    $ 19,140  $ 18,738
-------------------------------------------------------------------------------------------------------------  -------------------
Loan Loss Provision                                           405        405     2,705        405        805       3,920     1,762
-------------------------------------------------------------------------------------------------------------  -------------------
Total Non-Interest Income                                   2,068      2,113     2,317      1,684      1,832       8,182     6,070
-------------------------------------------------------------------------------------------------------------  -------------------
     Service Charges on Deposit Accounts                      760        707       700        634        659       2,801     2,587
-------------------------------------------------------------------------------------------------------------  -------------------
     Trust Fees                                               321        290       230        273        208       1,114       918
-------------------------------------------------------------------------------------------------------------  -------------------
     Commission Income                                        228        184       277        186        210         875       817
-------------------------------------------------------------------------------------------------------------  -------------------
     Gain on Sale of Loans                                    210        618       462        364        404       1,654     1,036
-------------------------------------------------------------------------------------------------------------  -------------------
     Realized Gains (Losses) on Securities                     (4)        --       171         (5)         6         162       203
-------------------------------------------------------------------------------------------------------------  -------------------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp Plan       197         31       217        (25)        83         420      (361)
-------------------------------------------------------------------------------------------------------------  -------------------
     Other Operating Income                                   356        283       260        257        262       1,156       870
-------------------------------------------------------------------------------------------------------------  -------------------
Total Non-Interest Expense                                  4,134      4,124     4,322      3,705      3,727      16,285    13,931
-------------------------------------------------------------------------------------------------------------  -------------------
     Salaries & Wages                                       1,544      1,664     1,528      1,527      1,509       6,263     5,995
-------------------------------------------------------------------------------------------------------------  -------------------
     Commissions & Incentive Compensation                     278        393       494        350        283       1,515     1,230
-------------------------------------------------------------------------------------------------------------  -------------------
     Employee Benefits                                        443        429       429        373        369       1,674     1,317
-------------------------------------------------------------------------------------------------------------  -------------------
     Premises & Equipment                                     634        594       567        638        592       2,433     2,382
-------------------------------------------------------------------------------------------------------------  -------------------
     Advertising                                              131        151       162        127        108         571       584
-------------------------------------------------------------------------------------------------------------  -------------------
      Legal Fees                                              150        177       147        101         91         575       143
-------------------------------------------------------------------------------------------------------------  -------------------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                           212         38       238        (19)       117         469      (290)
-------------------------------------------------------------------------------------------------------------  -------------------
     Other Operating Expenses                                 742        677       757        608        658       2,785     2,570
-------------------------------------------------------------------------------------------------------------  -------------------
Income Before Income Tax                                    2,356      2,418        49      2,294      2,048       7,117     9,115
-------------------------------------------------------------------------------------------------------------  -------------------
Income Tax Expense (Benefit)                                  751        779      (213)       746        669       2,063     3,017
-------------------------------------------------------------------------------------------------------------  -------------------
Net Income After Tax & Before Extraordinary Items           1,605      1,639       262      1,548      1,379       5,054     6,098
-------------------------------------------------------------------------------------------------------------  -------------------
Extraordinary Items                                            --         --        --         --         --          --        --
-------------------------------------------------------------------------------------------------------------  -------------------
Net Income                                               $  1,605   $  1,639  $    262   $  1,548   $  1,379    $  5,054  $  6,098
-------------------------------------------------------------------------------------------------------------  -------------------

-------------------------------------------------------------------------------------------------------------  -------------------
Basic Earnings Per Share                                 $   0.26   $   0.27  $   0.04   $   0.25   $   0.23    $   0.83  $   1.00
-------------------------------------------------------------------------------------------------------------  -------------------
Diluted Earnings Per Share                                   0.26       0.27      0.04       0.25       0.23        0.83      1.00
-------------------------------------------------------------------------------------------------------------  -------------------

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                            -------------------------------------------------------  ----------------------
                                                               Quarters Ended                             Years Ended
                                            -------------------------------------------------------  ----------------------
        ASSET QUALITY                       Dec 2003   Sept 2003  June 2003   Mar 2003   Dec 2002     Dec 2003     Dec 2002
---------------------------------------------------------------------------------------------------  ----------------------
Net Charge-Offs                              $ 1,632    $    37    $ 1,534    $    299    $   162      $ 3,502      $ 1,358
---------------------------------------------------------------------------------------------------  ----------------------
OREO Expenses (Gains)                              9         59         43          10    $    21          121          101
---------------------------------------------------------------------------------------------------  ----------------------
    Total Credit Charges                     $ 1,641    $    96    $ 1,577    $    309    $   183      $ 3,623      $ 1,459
---------------------------------------------------------------------------------------------------  ----------------------

---------------------------------------------------------------------------------------------------  ----------------------

---------------------------------------------------------------------------------------------------  ----------------------
Non-Performing Loans                         $ 6,189    $ 8,919    $ 7,999    $  8,047    $ 4,057      $ 6,189      $ 4,057
---------------------------------------------------------------------------------------------------  ----------------------
OREO                                             534        548        245         258        110          534          110
---------------------------------------------------------------------------------------------------  ----------------------
      Non-Performing Assets                    6,723      9,467      8,244       8,305      4,167        6,723        4,167
---------------------------------------------------------------------------------------------------  ----------------------
90 Day Past Due Loans net of NPLs                173        346        407       1,889        588          173          588
---------------------------------------------------------------------------------------------------  ----------------------
      Non-Performing Assets+ 90PD/Assets     $ 6,896    $ 9,813    $ 8,651    $ 10,194    $ 4,755      $ 6,896      $ 4,755
---------------------------------------------------------------------------------------------------  ----------------------

        RATIO ANALYSIS - CREDIT QUALITY*
---------------------------------------------------------------------------------------------------  ----------------------
NCO/Loans                                      1.54%      0.04%      1.48%       0.30%      0.17%        0.82%        0.35%
---------------------------------------------------------------------------------------------------  ----------------------
Credit Charges/Loans & OREO                    1.54%      0.09%      1.52%       0.31%      0.19%        0.85%        0.37%
---------------------------------------------------------------------------------------------------  ----------------------
Non-Performing Loans/Loans                     1.46%      2.17%      1.93%       2.00%      1.04%        1.46%        1.04%
---------------------------------------------------------------------------------------------------  ----------------------
Non-Performing Assets/Loans &OREO              1.58%      2.31%      1.99%       2.07%      1.06%        1.58%        1.06%
---------------------------------------------------------------------------------------------------  ----------------------
Non-Performing Assets/Assets                   1.14%      1.68%      1.44%       1.50%      0.78%        1.14%        0.78%
---------------------------------------------------------------------------------------------------  ----------------------
Non-Performing Assets+ 90PD/Assets             1.17%      1.74%      1.51%       1.84%      0.89%        1.17%        0.89%
---------------------------------------------------------------------------------------------------  ----------------------
Reserve/Non Performing Loans                  81.10%     70.03%     73.48%      58.16%    112.74%       81.10%      112.74%
---------------------------------------------------------------------------------------------------  ----------------------
Reserve/Total Loans                            1.18%      1.52%      1.42%       1.16%      1.17%        1.18%        1.17%
---------------------------------------------------------------------------------------------------  ----------------------
Equity & Reserves/NPA                        749.58%    543.22%    614.22%     598.00%   1171.99%      749.58%     1171.99%
---------------------------------------------------------------------------------------------------  ----------------------
OREO/NPA                                       7.94%      5.79%      2.97%       3.11%      2.64%        7.94%        2.64%
---------------------------------------------------------------------------------------------------  ----------------------

        RATIO ANALYSIS - CAPITAL ADEQUACY *
---------------------------------------------------------------------------------------------------  ----------------------
Equity/Assets                                  7.70%      8.00%      7.80%       8.13%      8.30%        7.70%        8.30%
---------------------------------------------------------------------------------------------------  ----------------------
Equity/Loans                                  10.69%     11.02%     10.81%      11.19%     11.31%       10.69%       11.31%
---------------------------------------------------------------------------------------------------  ----------------------

        RATIO ANALYSIS - PROFITABILITY
---------------------------------------------------------------------------------------------------  ----------------------
Return on Average Assets                       1.11%      1.14%      0.19%       1.15%      1.03%        0.90%        1.17%
---------------------------------------------------------------------------------------------------  ----------------------
Return on Average Equity                      13.99%     14.36%      2.34%      14.00%     12.45%       11.18%       14.32%
---------------------------------------------------------------------------------------------------  ----------------------
Net Interest Margin (tax-equivalent)           3.72%      3.72%      3.76%       3.92%      3.95%        3.78%        4.02%
---------------------------------------------------------------------------------------------------  ----------------------

   *  Based on period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                             Income Statement With and Without Special $2.3 Million Provision

                                                           --------------------------------------------------------
                                                                                  Years Ended
                                                           ---------------------------------------        ---------
                                                                          12/31/03                         12/31/02
                                                           ---------------------------------------        ---------
                                                            Without        Impact         With
                                                            Special          of          Special
        INCOME STATEMENT                                   Provision      Provision     Provision
--------------------------------------------------------------------------------------------------        ---------
Net Interest Income                                         $ 19,140                     $ 19,140          $ 18,738
--------------------------------------------------------------------------------------------------        ---------
Loan Loss Provision                                            1,620      $  2,300          3,920             1,762
--------------------------------------------------------------------------------------------------        ---------
Total Non-Interest Income                                      8,182                        8,182             6,070
--------------------------------------------------------------------------------------------------        ---------
     Service Charges on Deposit Accounts                       2,801                        2,801             2,587
--------------------------------------------------------------------------------------------------        ---------
     Trust Fees                                                1,114                        1,114               918
--------------------------------------------------------------------------------------------------        ---------
     Commission Income                                           875                          875               817
--------------------------------------------------------------------------------------------------        ---------
     Gain on Sale of Loans                                     1,654                        1,654             1,036
--------------------------------------------------------------------------------------------------        ---------
     Realized Gains (Losses) on Securities                       162                          162               203
--------------------------------------------------------------------------------------------------        ---------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp Plan          420                          420              (361)
--------------------------------------------------------------------------------------------------        ---------
     Other Operating Income                                    1,156                        1,156               870
--------------------------------------------------------------------------------------------------        ---------
Total Non-Interest Expense                                    16,285                       16,285            13,931
--------------------------------------------------------------------------------------------------        ---------
     Salaries & Wages                                          6,263                        6,263             5,995
--------------------------------------------------------------------------------------------------        ---------
     Commissions & Incentive Compensation                      1,515                        1,515             1,230
--------------------------------------------------------------------------------------------------        ---------
     Employee Benefits                                         1,674                        1,674             1,317
--------------------------------------------------------------------------------------------------        ---------
     Premises & Equipment                                      2,433                        2,433             2,382
--------------------------------------------------------------------------------------------------        ---------
     Advertising                                                 571                          571               584
--------------------------------------------------------------------------------------------------        ---------
     Legal Fees                                                  575                          575               143
--------------------------------------------------------------------------------------------------        ---------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                              469                          469              (290)
--------------------------------------------------------------------------------------------------        ---------
     Other Operating Expenses                                  2,785                        2,785             2,570
--------------------------------------------------------------------------------------------------        ---------
Income Before Income Tax                                       9,417        (2,300)         7,117              9,115
--------------------------------------------------------------------------------------------------        ---------
Income Tax Expense (Benefit)                                   2,974          (911)         2,063              3,017
--------------------------------------------------------------------------------------------------        ---------
Net Income After Tax & Before Extraordinary Items              6,443                        5,054             6,098
--------------------------------------------------------------------------------------------------        ---------
Extraordinary Items                                               --                           --                --
--------------------------------------------------------------------------------------------------        ---------
Net Income                                                  $  6,443      $  1,389       $  5,054          $  6,098
--------------------------------------------------------------------------------------------------        ---------

--------------------------------------------------------------------------------------------------        ---------
Basic Earnings Per Share                                    $   1.06      $  (0.23)      $   0.83          $   1.00
--------------------------------------------------------------------------------------------------        ---------
Diluted Earnings Per Share                                  $   1.05      $  (0.22)      $   0.83          $   1.00
--------------------------------------------------------------------------------------------------        ---------
Return on Average Equity                                       14.26%        (3.08%)        11.18%            14.32%
--------------------------------------------------------------------------------------------------        ---------
Return on Average Assets                                        1.14%        (0.24%)         0.90%             1.17%
--------------------------------------------------------------------------------------------------        ---------